UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 7, 2021

NICOLET BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	001-37700	47-0871001
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 North Washington Street
Green Bay, Wisconsin 54301
(Address of principal executive offices)

(920) 430-1400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	NCBS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.)

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events
As previously reported, Nicolet Bankshares, Inc. (“Nicolet”) and County Bancorp, Inc. (“County”) entered into an Agreement and Plan of Merger dated June 22, 2021 (the “Merger Agreement”), pursuant to which County will merge with and into Nicolet (the “Merger”). Immediately following the Merger, Investors Community Bank, the wholly owned bank subsidiary of County, will merge with and into Nicolet’s wholly owned bank subsidiary, Nicolet National Bank (the “Bank Merger”), with Nicolet National Bank as the surviving entity in the Bank Merger.

As of September 7, 2021, Nicolet had received all regulatory approvals for the Merger and the Bank Merger. Completion of the Merger remains subject to approval by shareholders of both Nicolet and County, as well as other customary closing conditions. Assuming shareholder approval is received and other closing conditions are satisfied, Nicolet expects to complete the Merger on December 3, 2021.

Important Information for Investors
This communication relates to the proposed merger transaction involving Nicolet and County. In connection with the proposed merger, Nicolet and County have filed a joint proxy statement-prospectus on Form S-4 and other relevant documents concerning the merger with the Securities and Exchange Commission (the “SEC”). BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT-PROSPECTUS AND ANY OTHER DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER OR INCORPORATED BY REFERENCE IN THE JOINT PROXY STATEMENT-PROSPECTUS BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NICOLET, COUNTY, AND THE PROPOSED MERGER. The joint proxy statement-prospectus was mailed to shareholders of Nicolet and County on or about August 30, 2021. Investors may obtain copies of the joint proxy statement-prospectus and other relevant documents (as they become available) free of charge at the SEC’s website (www.sec.gov). Copies of the documents filed with the SEC by Nicolet are available free of charge on Nicolet’s website at www.nicoletbank.com. Copies of the documents filed with the SEC by County are available free of charge on County’s website at Investors.ICBK.com/documents.

Nicolet, County and certain of their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of Nicolet and the shareholders of County in connection with the proposed merger. Information about the directors and executive officers of Nicolet and County is included in the joint proxy statement-prospectus for the proposed transaction filed with the SEC. Information about the directors and executive officers of Nicolet is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on March 2, 2021. Information about the directors and executive officers of County is also included in the proxy statement for its 2021 annual meeting of shareholders, which was filed with the SEC on April 5, 2021. Additional information regarding the interests of such participants and other persons who may be deemed participants in the transaction is included in the joint proxy statement-prospectus and the other relevant documents filed with the SEC.

No Offer or Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995
Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the federal securities law. Such statements include, but are not limited to, statements about Nicolet’s expectations regarding the closing of the Merger and the Bank Merger, all of which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,”

“would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Nicolet with the SEC, risks and uncertainties, including but not limited to risks and uncertainties for Nicolet, County, and the combined company with respect to the proposed merger, that may cause actual results or outcomes to differ materially from those anticipated include, but are not limited to: (1) the parties’ inability to meet expectations regarding the timing of the proposed merger; (2) the inability to complete the proposed merger with County due to the failure of Nicolet’s or County’s shareholders to approve and adopt the merger agreement between Nicolet and County; (3) the failure to satisfy other conditions to completion of the proposed merger, including receipt of any additional required approvals; (4) the failure of the proposed merger to close for any other reason; (5) the magnitude and duration of the COVID pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Nicolet, County, and the combined company; and (6) general competitive, economic, political and market conditions and fluctuations. Please refer to each of Nicolet’s and County’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as each company’s other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

The COVID pandemic is adversely affecting us, our customers, counterparties, employees, and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions or turbulence in domestic financial markets could adversely affect Nicolet’s revenues and the values of its assets and liabilities, lead to a tightening of credit, and increase stock price volatility. In addition, the COVID pandemic may result in changes to statutes, regulations, or regulatory policies or practices that could affect Nicolet in substantial and unpredictable ways.

All forward-looking statements included in this communication are made as of the date hereof and are based on information available to management at that time. Except as required by law, Nicolet does not assume any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 9, 2021	NICOLET BANKSHARES, INC.

		By:	/s/ H. Phillip Moore, Jr.
H. Phillip Moore, Jr.
Chief Financial Officer